Exhibit 99.1

NEWS RELEASE For Immediate Release 9/27/11 Contact: Susan Sutherland Toll free ofc. (877) 988-8048 Fax : (715) 424-3414 Email : pr@renlearn.com
2911 Peach Street — Wisconsin Rapids, WI 54495-8036

Renaissance Learning, Inc. Enters into Amendment to Merger Agreement with Permira Funds; Public Shareholders to Receive $16.60 Per Share in Cash

WISCONSIN RAPIDS, WI — September 27, 2011 — Renaissance Learning, Inc. (Nasdaq: RLRN), a leading provider of technology-based school improvement and student assessment programs for K-12 schools, and the Permira Funds announced today that they have entered into an amendment to the definitive merger agreement dated August 15, 2011 under which a company formed at the direction of the Permira Funds will acquire all of the outstanding shares of Renaissance Learning. The entry into the amendment to the merger agreement followed the previously announced definitive acquisition proposal received from Plato Learning, Inc. on September 21, 2011, which contemplated the acquisition of Renaissance Learning by Plato Learning for $15.50 per share in cash. Under the amended merger agreement, an affiliate of the Permira Funds will acquire all of the outstanding shares of Renaissance Learning held by co-founders Terrance and Judith Paul, together with affiliates and members of their family, for $15.00 per share in cash, and will acquire all other outstanding shares of Renaissance Learning for $16.60 per share in cash, for an aggregate purchase price of approximately $455 million, which is financially equivalent to the acquisition of all of the outstanding shares of Renaissance Learning for $15.50 per share in cash.

Renaissance Learning’s Board of Directors has approved and is recommending that shareholders approve and adopt the amended merger agreement at the special meeting of Renaissance Learning’s shareholders. As previously announced, the special meeting is scheduled to be held on October 17, 2011. Under an amended shareholders agreement, Mr. and Mrs. Paul, together with affiliates and members of their family, have agreed to vote the shares they control representing, in the aggregate, approximately 69% of Renaissance Learning’s outstanding shares, in favor of the amended merger agreement.

In connection with the amended merger agreement, Renaissance Learning will file with the SEC and furnish to Renaissance Learning’s shareholders a supplement to the proxy statement previously distributed in connection with the special meeting of Renaissance Learning’s shareholders. The transaction remains subject to customary closing conditions, including approval by Renaissance Learning’s shareholders. As previously announced, Renaissance Learning’s request for early termination of the waiting period with respect to the filings made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger has been granted, and therefore such waiting period has ended.

About Renaissance Learning, Inc.

Renaissance Learning, Inc. is a leading provider of technology-based school improvement and student assessment programs for K12 schools. Adopted by approximately 70,000 schools, Renaissance Learning’s tools provide daily formative assessment and periodic progress-monitoring technology to enhance core curriculum, support differentiated instruction, and personalize practice in reading, writing and math. Renaissance Learning products and school improvement programs help educators make the practice component of their existing curriculum more effective by providing tools to personalize practice and easily manage the daily activities for students of all levels. As a result, teachers using Renaissance Learning products and programs accelerate learning, get more satisfaction from teaching, and help students achieve higher test scores on state and national tests. Renaissance Learning has seven U.S. locations and subsidiaries in Canada and the United Kingdom.

About Permira

Permira is a European private equity firm with global reach. The Permira funds, raised from pension funds and other institutions, make long-term investments in companies with the ambition of transforming their performance and driving sustainable growth.

Founded in 1985, the firm advises funds with a total committed capital of approximately $30 billion. Over the past 26 years the Permira funds have made nearly 200 private equity investments, over 30% of which have been in the core sector of Technology, Media & Telecom (‘TMT’). The Permira funds portfolio in TMT includes market-leading software providers, online commerce vendors, and digital content production and distribution companies, among others. With offices in New York and Menlo Park, Permira has had a presence in North America since 2002. Renaissance Learning represents the second North American investment for the Permira funds in 2011.

For more information visit: www.permira.com

Forward-Looking Statements

This news release contains forward-looking statements that involve risk and uncertainties. Such statements constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. For example, Renaissance Learning may not be able to complete the proposed merger with affiliates of the Permira Funds on the terms described in the amended merger agreement, as amended, or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the closing conditions. These factors, and other factors that may affect the business or financial results of Renaissance Learning, are described in the risk factors included in Renaissance Learning’s filings with the Securities and Exchange Commission, including Renaissance Learning’s 2010 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Renaissance Learning expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information for Shareholders

In connection with the proposed merger transaction with affiliates of the Permira Funds, Renaissance Learning filed a definitive proxy statement on Schedule 14A with the SEC on September 12, 2011 and furnished the proxy statement to its shareholders. In connection with the amended merger agreement, Renaissance Learning will file with the SEC and furnish to Renaissance Learning’s shareholders a supplement to the proxy statement. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SUPPLEMENT TO THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE THE PROXY STATEMENT CONTAINS AND THE SUPPLEMENT TO THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PERMIRA FUNDS MERGER AGREEMENT, AS AMENDED. Shareholders may obtain a free copy of the proxy statement and, when filed, the proxy statement supplement, and other relevant documents filed with the SEC from the SEC’s website (http://www.sec.gov). Shareholders may also obtain these documents, free of charge, from Renaissance Learning by accessing Renaissance Learning’s website (http://www.rlrninvest.com) or by directing a request to Renaissance Learning, Inc., 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54495-8036, Attention: Corporate Secretary.

Renaissance Learning and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Renaissance Learning in favor of the proposed merger with affiliates of the Permira Funds. Information about the directors and executive officers of Renaissance Learning is set forth in the proxy statement for Renaissance Learning’s 2011 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation is included in the definitive proxy statement on Schedule 14A Renaissance Learning filed with the SEC on September 12, 2011 relating to the proposed merger with affiliates of the Permira Funds and will be included in the supplement to the proxy statement.

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